Exhibit 99.1

NEWS RELEASE
For Immediate Release	PFG Investors:	PFG Media:
May 18, 2021	Bill Marshall	Trisha Meade
	VP, Investor Relations	Director, Communications & Engagement
	(804) 287-8108	(804) 285-5390
	Bill.Marshall@pfgc.com	mediarelations@pfgc.com

	Core-Mark Investors:	Core-Mark Media:
	David Lawrence	Aaron Palash / Jack Kelleher
	VP, Treasury & Investor Relations	Joele Frank, Wilkinson Brimmer Katcher
	(800) 622-1713 x 7923	(212) 355-4449
david.lawrence@core-mark.com

Performance Food Group Company to Acquire Core-Mark

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Acquisition expands PFG’s geographic reach and market diversification into the growing convenience store channel, adding approximately $17 billion to net sales, resulting in total PFG pro-forma LTM net sales of approximately $44 billion

•	Adds a complementary customer-centric operating model with consistent go-to-market selling cultures focused on customer service

•	Enhances attractive customer base and product offerings, building upon the company’s current foodservice focus within the convenience channel

•	Expected to be accretive to Adjusted Diluted Earnings Per Share (EPS) in the first full fiscal year following closing of the transaction, excluding expected cost synergies

•	Expected to generate approximately $40 million of annual net cost synergies, achieved by the third full year following the closing of the transaction

RICHMOND, Virginia and WESTLAKE, Texas – Performance Food Group Company (PFG) (NYSE: PFGC) and Core-Mark Holding Company, Inc. (Core-Mark) (NASDAQ: CORE) today announced that they have entered into a definitive agreement pursuant to which PFG will acquire Core-Mark in a stock and cash transaction.

Under the terms of the transaction, which has been unanimously approved by the Board of Directors of each company, Core-Mark shareholders will receive $23.875 per share in cash and 0.44 PFG shares for each Core-Mark share. The transaction values Core-Mark at approximately $2.5 billion, including Core-Mark’s net debt. Upon closing of the transaction, Core-Mark shareholders will own approximately 13% of the combined company. Core-Mark expects to continue paying its current quarterly dividend through the completion of the transaction.

The transaction will create a best-in-class convenience business within PFG’s Vistar segment that will include the Core-Mark and Eby-Brown businesses. The expanded convenience business will operate under the Core-Mark brand and will be headquartered in Westlake, Texas with Eby-Brown maintaining ongoing operations in Naperville, Illinois. Scott McPherson will continue in his role as President and Chief Executive Officer of Core-Mark, following closing of the transaction. Tom Wake will continue as President and Chief Executive Officer of Eby-Brown, reporting to Mr. McPherson.

“We are excited to announce the strategic acquisition of Core-Mark and welcome the organization to Performance Food Group,” said George Holm, PFG Chairman, President & Chief Executive Officer. “Core-Mark is an outstanding company that we believe will significantly strengthen our business diversification and expansion into the convenience store channel. Core-Mark brings a highly skilled and experienced workforce along with an experienced senior leadership team, which will be valuable additions to the PFG family of companies. This transaction will also combine Core-Mark’s footprint and operational excellence with PFG’s existing capabilities in both convenience and foodservice. The deal comes with strong strategic and financial merits which we believe will generate significant customer benefits and help PFG continue to create long term shareholder value. The two organizations have similar cultures, which we expect will facilitate a smooth integration and transition process. We look forward to getting to know the associates at Core-Mark better and building a strong future as one organization.”

“On behalf of PFG’s Vistar segment, I echo George’s enthusiasm for this transaction,” said Patrick Hagerty, Executive Vice President of PFG and Chief Executive Officer of Vistar. “Adding convenience store distribution in 2019 built up the core strength of our organization, providing another important avenue for growth. Bringing Core-Mark to PFG will continue this journey and complement our existing portfolio. I look forward to us bringing together the best talent in convenience and welcoming Core-Mark associates at close.”

Core-Mark is one of the largest wholesale distributors to the convenience retail industry in North America with approximately $17 billion in net sales. The company has approximately 7,500 employees and operates 32 distribution centers across the United States and Canada. Core-Mark services approximately 40,000 customer locations in all 50 states in the U.S., five Canadian provinces and two Canadian territories.

“This transaction brings together two companies known for their customer-focused approach and dedication to their employees,” said Scott McPherson, Core-Mark President and Chief Executive Officer. “As part of our continuous focus to maximize shareholder value and better serve our customers, our Board evaluated the transaction and determined this combination provides our investors immediate value and the opportunity to participate in the upside potential of being part of a larger, diversified and customer-centric supplier in the foodservice and convenience retail industry. The combination of our two highly complementary businesses creates an even stronger platform to drive growth, as we deliver a best-in-class offering to our customers. I’d like to thank the entire Core-Mark team for their hard work and focus in helping us reach this exciting milestone.”

Upon closing of the transaction, at least one current Core-Mark director will be added to the PFG Board of Directors.

Compelling Strategic and Financial Benefits

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Accelerates PFG’s diversification and adds highly complementary assets in the convenience store channel: With the closing of this transaction, PFG will add approximately $17 billion of net sales, resulting in total PFG pro-forma LTM net sales of approximately $44 billion.

•	Adds complementary customer-centric operating model: Core-Mark brings a consistent go-to-market approach with a selling culture focused on customer success.

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Enhances attractive customer base and product offerings: The transaction builds upon PFG’s current foodservice focus within the convenience channel adding additional customers and product offerings, particularly in the fresh food space.

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Strong strategic and financial merits: The transaction is expected to be accretive to Adjusted Diluted EPS in the first full fiscal year following the close. The accretion calculation does not include any of the expected cost synergies.

•	Annual run-rate net cost synergies of approximately $40 million expected to be achieved by the third full year after closing.

Transaction Financing

The transaction is not conditioned on financing. PFG expects to fund the cash portion of the transaction consideration with borrowing from its asset-based revolving credit facility and the issuance of new senior unsecured notes.

Timing and Approvals

The transaction is expected to close in the first half of calendar 2022, subject to U.S. federal antitrust clearance, Core-Mark shareholder approval, and other customary closing conditions. The transaction is not subject to PFG shareholder approval.

Advisors

BMO Capital Markets Corp. acted as the exclusive financial advisor to PFG, and J.P. Morgan Securities LLC provided a fairness opinion to the Board of Directors of PFG. Skadden, Arps, Slate, Meagher & Flom LLP acted as legal counsel to PFG. Barclays acted as the exclusive financial advisor to Core-Mark. Weil, Gotshal & Manges LLP acted as legal counsel to Core-Mark.

Conference Call and Webcast Information

Performance Food Group will host a webcast and conference call at 9:00 AM Eastern Time today, May 18, to discuss the transaction. The live audio webcast and presentation slides will be available on http://investors.pfgc.com/ under Events & Presentations. The conference call may be accessed by Conference ID: 8235877

Participant Toll Free Dial-In Number: (877) 569-1666

Participant International Dial-In Number: (919) 666-6542

Please dial in 10 to 15 minutes prior to the call start time. Following the Company’s remarks, the conference call will include a question-and-answer session with the investment community. A digital recording of the conference call will be available for replay two hours after the call’s completion. To access the recording, please use one of the following Dial-In Numbers and the Conference ID shown above.

Participant Replay Toll Free Dial-In Number: (855) 859-2056

Participant Replay International Dial-In Number: (404) 537-3406

About Performance Food Group Company

Built on the many proud histories of our family of companies, Performance Food Group is a customer-centric foodservice distribution leader headquartered in Richmond, Virginia. Grounded by roots that date back to a grocery peddler in 1885, PFG today has a nationwide network of over 100 distribution facilities, thousands of talented associates and valued suppliers across the country. With the goal of helping our customers thrive, we market and deliver quality food and related products to over 200,000 locations including independent and chain restaurants, schools, business and industry locations, healthcare facilities, vending distributors, office coffee service distributors, big box retailers, theaters and convenience stores. Building strong relationships is core to PFG’s success – from connecting associates with great career opportunities to connecting valued suppliers and quality products with PFG’s broad and diverse customer base. To learn more about PFG, visit pfgc.com.

About Core-Mark

Core-Mark is one of the largest marketers of fresh, food and broad-line supply solutions to the convenience retail industry in North America. Founded in 1888, Core-Mark offers a full range of products, marketing programs and technology solutions to approximately 40,000 customer locations in the U.S. and Canada through 32 distribution centers (excluding two distribution facilities the Company operates as a third-party logistics provider). Core-Mark services traditional convenience stores, grocers, drug stores, mass merchants, liquor and specialty stores, and other stores that carry convenience products. For more information, please visit www.core-mark.com.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, statements related to our expectations regarding the performance of PFG and Core-Mark’s respective business, financial results, liquidity and capital resources, and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words.

Such forward-looking statements are subject to various risks and uncertainties. The following factors, in addition to those discussed under the section entitled Item 1A. Risk Factors in the PFG Annual Report on Form 10-K for the fiscal year ended June 27, 2020 filed with the Securities and Exchange Commission (the “SEC”) on August 18, 2020, and the section entitled Item 1A. Risk Factors the Core-Mark Annual Report on Form 10-K for the fiscal year ended December 31, 2020 filed with the SEC on March 1, 2021, as such factors may be updated from time to time in our respective periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov, could cause actual future results to differ materially from those expressed in any forward-looking statements:

•	the integration of PFG’s acquisition of Reinhart;

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the material adverse impact the COVID-19 pandemic has had and is expected to continue to have on the global markets, the restaurant industry and the convenience retail industry, and PFG and Core-Mark’s businesses specifically, including the effects on vehicle miles driven, on the financial health of PFG and Core-Mark’s business partners, on supply chains, and on financial and capital markets;

•	competition in PFG and Core-Mark’s industries is intense, and PFG or Core-Mark may not be able to compete successfully;

•	PFG and Core-Mark operates in low margin industries, which could increase the volatility of their respective results of operations;

•	PFG may not realize anticipated benefits from operating cost reduction and productivity improvement efforts;

•	PFG’s profitability is directly affected by cost inflation and deflation and other factors;

•	PFG does not have long-term contracts with certain of customers;

•	group purchasing organizations may become more active in PFG’s industry and increase their efforts to add customers as members of these organizations;

•	changes in eating habits of consumers;

•	extreme weather conditions including earthquake and natural disaster damage;

•	reliance on third-party suppliers, including Core-Mark’s reliance on relatively few suppliers;

•	labor relations and cost risks and availability of qualified labor;

•	volatility of fuel and other transportation costs;

•	inability to adjust cost structure where one or more of competitors successfully implement lower costs;

•	PFG may be unable to increase sales in the highest margin portion of its business;

•	changes in pricing practices of suppliers;

•	PFG or Core-Mark’s growth strategy may not achieve the anticipated results;

•	risks relating to acquisitions, including the risk that PFG is not able to realize benefits of acquisitions or successfully integrate the businesses PFG acquires;

•	environmental, health, and safety costs;

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the risk that PFG or Core-Mark fails to comply with requirements imposed by applicable law or government regulations or substantial changes to governmental regulations, including increased regulation of electronic cigarette and other alternative nicotine products;

•	a portion of PFG and Core-Mark’s sales volume is dependent upon the distribution of cigarettes and other tobacco products, sales of which are generally declining;

•	if the products PFG distributes are alleged to cause injury or illness or fail to comply with governmental regulations, and PFG may need to recall products and may experience product liability claims;

•	PFG’s reliance on technology and risks associated with disruption or delay in implementation of new technology;

•	costs and risks associated with a potential cybersecurity incident or other technology disruption;

•	product liability claims relating to the products distributed by PFG or Core-Mark, including litigation related to Juul products and other litigation;

•	adverse judgements or settlements or unexpected outcomes in legal proceedings;

•	negative media exposure and other events that damage PFG or Core-Mark’s reputation;

•	decrease in earnings from amortization charges associated with acquisitions;

•	impact of uncollectibility of accounts receivable;

•	difficult economic conditions affecting consumer confidence;

•	risks relating to federal, state, and local tax rules and changes to federal, state or provincial income tax legislation;

•	increases in excise taxes or reduction in credit terms by taxing jurisdictions;

•	the cost and adequacy of insurance coverage and increases in the number or severity of insurance and claims expenses;

•	risks relating to PFG or Core-Mark’s outstanding indebtedness;

•	PFG or Core-Mark’s ability to raise additional capital;

•	PFG or Core-Mark’s ability to maintain an effective system of disclosure controls and internal control over financial reporting;

•	Core-Mark’s dependence on the convenience retail industry for revenues;

•	Core-Mark’s dependence on qualified labor, senior management and other key personnel;

•	competition in Core-Mark’s distribution markets, including product, service and pricing pressures related to COVID-19;

•	the dependence of some of Core-Mark’s distribution centers on a few relatively large customers;

•	manufacturers or retail customers adopting direct distribution channels;

•	failure, disruptions or security breaches of Core-Mark’s information technology systems;

•	Core-Mark’s reliance on manufacturer discount and incentive programs and cigarette excise stamping allowances;

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disruptions in suppliers’ operations, including the impact of COVID-19 on Core-Mark’s suppliers as well as supply chain, including potential problems with inventory availability and the potential result of higher cost of product and freight due to high demand of products and low supply for an unpredictable period of time;

•	Core-Mark’s ability to achieve the expected benefits of implementation of marketing initiatives;

•	failure to maintain PFG or Core-Mark’s brand and reputation;

•	attempts by unions to organize employees;

•	increasing expenses related to employee health benefits;

•	changes to minimum wage laws;

•	risks related to changes to Core-Mark’s workforce, including reductions to hours, headcount and benefits as a result of COVID-19;

•	legislation, regulations and other matters negatively affecting the cigarette, tobacco and alternative nicotine industry;

•	potential liabilities associated with sales of cigarettes and other tobacco products;

•	reduction in the payment of dividends;

•	currency exchange rate fluctuations;

•	Core-Mark ability to borrow additional capital;

•	restrictive covenants in Core-Mark’s credit facility;

•	changes to accounting rules or regulations; and

•	the following risks related to the proposed acquisition of Core-Mark ( the “Core-Mark Transaction”):

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the risk that U.S. federal antitrust clearance or other approvals required for the Core-Mark Transaction may be delayed or not obtained or are obtained subject to conditions that are not anticipated that could require the exertion of PFG or Core-Mark’s respective management’s time and resources or otherwise have an adverse effect on PFG or Core-Mark;

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the possibility that conditions to the consummation of the Core-Mark Transaction, including approval by Core-Mark stockholders, will not be satisfied or completed on a timely basis and accordingly the Core-Mark Transaction may not be consummated on a timely basis or at all;

•	uncertainty as to the expected Core-Mark performance of the combined company following completion of the Core-Mark Transaction;

•	the possibility that the expected synergies and value creation from the Core-Mark Transaction will not be realized or will not be realized within the expected time period;

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the exertion of PFG or Core-Mark’s respective management’s time and resources, and other expenses incurred and business changes required, in connection with complying with the undertakings in connection with U.S. federal antitrust clearance or other third-party consents or approvals for the Core-Mark Transaction;

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the risk that unexpected costs will be incurred in connection with the completion and/or integration of the Core-Mark Transaction or that the integration of Core-Mark will be more difficult or time consuming than expected;

•	availability of debt financing for the Core-Mark Transaction and PFG’s refinancing plans on terms that are favorable to PFG;

•	a downgrade of the credit ratings of PFG or Core-Mark’s indebtedness, which could give rise to an obligation to redeem existing indebtedness;

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potential litigation in connection with the Core-Mark Transaction may affect the timing or occurrence of the Core-Mark Transaction or result in significant costs of defense, indemnification and liability;

•	the inability to retain key personnel;

•	the possibility that competing offers will be made to acquire Core-Mark;

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disruption from the announcement, pendency and/or completion of the Core-Mark Transaction, including potential adverse reactions or changes to business relationships with customers, employees, suppliers or regulators, making it more difficult to maintain business and operational relationships; and

•	the risk that, following the Core-Mark Transaction, the combined company may not be able to effectively manage its expanded operations.

Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in PFG’s and Core-Mark’s filings with the SEC. Any forward-looking statement, including any contained herein, speaks only as of the time of this release or as of the date they were made and neither PFG nor Core-Mark undertake to update or revise them as more information becomes available or to disclose any facts, events, or circumstances after the date of this release, as applicable, that may affect the accuracy of any forward-looking statement, except as required by law.

Important Additional Information and Where to Find It

In connection with the proposed transaction, PFG intends to file with the SEC a registration statement on Form S-4 (the “Registration Statement”), which will include a prospectus with respect to the shares of PFG’s common stock to be issued in the proposed transaction and a proxy statement for Core-Mark’s stockholders (the “Proxy Statement”). Core-Mark will send the Proxy Statement to its stockholders, and each party may file other documents regarding the proposed transaction with the SEC. This communication is not a substitute for the Form S-4, the Proxy Statement or any other document that Core-Mark may send to its stockholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF PFG AND CORE-MARK ARE URGED TO READ THE FORM S-4, THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PFG, CORE-MARK, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders of PFG and Core-Mark will be able to obtain free copies of the Form S-4, the Proxy Statement and other documents (including any amendments or supplements thereto) containing important information about PFG and Core-Mark once those documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by PFG will be available free of charge on PFG’s website at www.investors.pfgc.com or by contacting PFG’s Investor Relations department at investor@pfgc.com. Copies of the documents filed with the SEC by Core-Mark will be available free of charge on Core-Mark’s website at ir.core-mark.com/investors or by contacting Core-Mark’s Investor Relations department at ir@core-mark.com.

Participants In The Solicitation

PFG, Core-Mark and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Core-Mark in connection with the proposed transaction.

Information about the directors and executive officers of PFG is set forth in its (i) Form 10-K for the fiscal year ended June 27, 2020, which was filed with the SEC on August 18, 2020 and (ii) proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on October 9, 2020, and on its website at www.pfgc.com.

Information about the directors and executive officers of Core-Mark is set forth in its (i) Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 1, 2021 and (ii) proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on April 5, 2021, and on its website at www.core-mark.com.

Investors may obtain additional information regarding the interest of such participants by reading the Form S-4, the Proxy Statement and other materials to be filed with the SEC in connection with proposed transaction when they become available.

No Offer or Solicitation

This communication is for informational purposes only and does not constitute, or form a part of, an offer to sell or the solicitation of an offer to sell or an offer to buy or the solicitation of an offer to buy any securities, and there shall be no sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.